UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2006

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(212) 258-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On May 11, 2006, Viacom Inc. issued a press release announcing earnings for the first quarter ended March 31, 2006. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.          The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press release of Viacom Inc. dated May 11, 2006 announcing earnings for the first quarter ended March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date:  May 11, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press release of Viacom Inc. dated May 11, 2006 announcing earnings for the first quarter ended March 31, 2006.